CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PIMCO Funds of our reports dated May 24, 2018, relating to the financial statements and financial highlights for the funds or portfolios constituting the PIMCO Funds listed in Appendix A (the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the year ended March 31, 2018. We also consent to the references to us on the cover page of the Statement of Additional Information and under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

July 26, 2018

Appendix A

PIMCO All Asset All Authority Fund

PIMCO All Asset Fund

PIMCO ABS and Short-Term Investments Portfolio (formerly PIMCO Asset-Backed Securities Portfolio)

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Credit Opportunities Bond Fund (formerly PIMCO Credit Absolute Return Fund)

PIMCO Diversified Income Fund

PIMCO Dynamic Bond Fund (formerly PIMCO Unconstrained Bond Fund)

PIMCO EM Bond and Short-Term Investments Portfolio (formerly PIMCO Emerging Markets Portfolio)

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund (formerly PIMCO Emerging Markets Currency Fund)

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Extended Duration Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (formerly PIMCO Global Bond Fund (U.S. Dollar-Hedged))

PIMCO Global Bond Opportunities Fund (Unhedged) (formerly PIMCO Global Bond Fund (Unhedged))

PIMCO Global Multi-Asset Fund

PIMCO GNMA and Government Securities Fund (formerly PIMCO GNMA Fund)

PIMCO Government Money Market Fund

PIMCO High Yield and Short-Term Investments Portfolio (formerly PIMCO High Yield Portfolio)

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Bond Fund (U.S. Dollar-Hedged) (formerly PIMCO Foreign Bond Fund (U.S. Dollar-Hedged))

PIMCO International Bond Fund (Unhedged)(formerly PIMCO Foreign Bond Fund (Unhedged))

PIMCO International Portfolio

PIMCO Investment Grade Credit Bond Fund (formerly PIMCO Investment Grade Corporate Bond Fund)

PIMCO Investment Grade Credit Bond Portfolio (formerly PIMCO Investment Grade Corporate Portfolio)

PIMCO Long Duration Credit Bond Portfolio (formerly PIMCO Long Duration Corporate Bond Portfolio)

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Bond Fund (formerly PIMCO Long-Term Credit Fund)

PIMCO Long-Term Real Return Fund (formerly PIMCO Real Return Asset Fund)

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration ESG Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Income Fund

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Fund

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio (formerly PIMCO Mortgage Portfolio)

PIMCO Mortgage Opportunities and Bond Fund (formerly PIMCO Mortgage Opportunities Fund)

PIMCO Mortgage-Backed Securities Fund

PIMCO Multi-Strategy Alternative Fund

Appendix A

PIMCO Municipal Bond Fund

PIMCO Municipal Portfolio (formerly PIMCO Municipal Sector Portfolio)

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Preferred and Capital Securities Fund

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE PLUS EMG Fund (formerly PIMCO RAE Fundamental PLUS EMG Fund)

PIMCO RAE PLUS Fund (formerly PIMCO RAE Fundamental PLUS Fund)

PIMCO RAE PLUS International Fund (formerly PIMCO RAE Fundamental PLUS International Fund)

PIMCO RAE PLUS Small Fund (formerly PIMCO RAE Fundamental PLUS Small Fund)

PIMCO RAE Worldwide Long/Short PLUS Fund

PIMCO Real Return Fund

PIMCO Real Return Limited Duration Fund

PIMCO Real Return Portfolio

PIMCO RealEstateRealReturn Strategy Fund

PIMCO REALPATH® 2020 Fund

PIMCO REALPATH® 2025 Fund

PIMCO REALPATH® 2030 Fund

PIMCO REALPATH® 2035 Fund

PIMCO REALPATH® 2040 Fund

PIMCO REALPATH® 2045 Fund

PIMCO REALPATH® 2050 Fund

PIMCO REALPATH® 2055 Fund

PIMCO REALPATH® Income Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Asset Portfolio

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Floating NAV Portfolio II

PIMCO Short-Term Floating NAV Portfolio III

PIMCO Short-Term Fund

PIMCO Short-Term Portfolio

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

PIMCO Strategic Bond Fund (formerly PIMCO Unconstrained Tax Managed Bond Fund)

PIMCO Total Return ESG Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO U.S. Government and Short-Term Investments Portfolio (formerly PIMCO U.S. Government Sector Portfolio)